Mason Street Funds, Inc.
N-SAR Filing
9/30/03

Sub Item 77C: Matters submitted to a vote of security holders.

Matters Submitted to Shareholder


A special meeting of the Funds shareholders was held on May 1, 2003. Five directors of the Fund were elected, as shown below. Stephen N. Graff and Martin F. Stein are the other Directors of the Fund, and their term of office as Directors continued after the meeting. The matters presented to the shareholders, and the results of their votes, are set forth below.

Proposal 1. Elect the following nominees as Directors:

All Funds

					FOR			ABSTAIN

Louis A. Holland			77,303,251.437 		152,986.833

Elizabeth L. Majers			77,287,550.252 		168,688.018

William A. McIntosh			77,301,350.724 		154,887.546

Michael G. Smith			77,296,902.550 		159,335.720

Edwards J. Zore				77,300,564.432 		155,673.838





Proposal 2. To approve an Amended Investment Advisory Agreement between Mason Street Funds, Inc. on behalf of the Large Cap Core
Stock Fund, and Mason Street Advisors LLC.


				YES			NO		ABSTAIN			BROKER NON-VOTES

Large Cap Core Stock Fund	8,228,536.796		175.281		9,500.039		-






Proposal 3(a)(i). To amend the Fund's investment restriction on industry concentration.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund	854,672.402 		6,762.052 		3,903.000 		168,939.000

Aggressive Growth Stock Fund	6,159,822.842 		13,748.284 		5,029.369		818,997.00

International Equity Fund	7,786,395.992 		7,592.901 		5,521.238 		412,162.000

Growth Stock Fund		4,642,368.779 		9,956.684 		5,718.354 		598,262.000

Large Cap Core Stock Fund	7,830,173.518 		6,213.941 		8,039.657 		393,785.000

Asset Allocation Fund		4,515,771.364 		37,238.903 		34,261.931 		699,872.000

High Yield Bond Fund		9,812,318.965 		31,373.416 		5,455.000 		1,379,209.000

Municipal Bond Fund		8,431,417.461 		31,012.344 		12,715.000 		1,307,106.000

Select Bond Fund		6,623,773.994 		12,580.843 		54,905.458 		2,274,897.000








Proposal 3(a)(ii). To amend the Fund's investment restriction on industry concentration.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Index 400 Stock Fund		6,071,669.475 		37,534.950 		6,654.208 		1,281,711.000

Index 500 Stock Fund		4,125,974.766 		32,135.404 		73,898.775 		824,687.000








Proposal 3(b). To amend the Fund's investment restriction on borrowing/issuing senior securities.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund	850,030.350 		11,481.104 		3,826.000 		168,939.000

Aggressive Growth Stock Fund	6,159,663.141 		13,907.985 		5,029.369 		818,997.0

International Equity Fund	7,785,922.350 		8,066.543 		5,521.238 		412,162.000

Index 400 Stock Fund		6,068,327.696 		40,876.729 		6,654.208 		1,281,711.000

Growth Stock Fund		4,636,900.089 		15,425.374 		5,718.354 		598,262.000

Large Cap Core Stock Fund	7,831,467.967 		4,919.492 		8,039.657 		393,785.000

Index 500 Stock Fund		4,123,018.633 		32,246.710 		76,743.602 		824,687.000

Asset Allocation Fund		4,499,822.381 		53,144.886 		34,304.931 		699,872.000

High Yield Bond Fund		9,799,778.669 		43,913.712 		5,455.000 		1,379,209.000

Municipal Bond Fund		8,437,064.461 		25,607.344 		12,473.000 		1,307,106.000

Select Bond Fund		6,621,302.529 		15,052.308 		54,905.458 		2,274,897.000








Proposal 3(c). To amend the Fund's investment restriction on lending.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund	848,399.350 		13,112.104 		3,826.000 		168,939.000

Aggressive Growth Stock Fund	6,156,132.842 		14,483.284 		7,984.369 		818,997

International Equity Fund	7,786,395.992 		7,592.901 		5,521.238 		412,162.000

Index 400 Stock Fund		6,062,695.696 		46,508.729 		6,654.208 		1,281,711.000

Growth Stock Fund		4,634,486.750 		17,838.713 		5,718.354 		598,262.000

Large Cap Core Stock Fund	7,832,557.629 		3,829.830 		8,039.657 		393,785.000

Index 500 Stock Fund		4,119,071.633 		38,625.710 		74,311.602 		824,687.000

Asset Allocation Fund		4,498,549.837 		54,460.430 		34,261.931 		699,872.000

High Yield Bond Fund		9,789,907.669 		53,784.712 		5,455.000 		1,379,209.000

Municipal Bond Fund		8,425,443.461 		36,986.344 		12,715.000 		1,307,106.000

Select Bond Fund		6,619,796.529 		16,558.308 		54,905.458 		2,274,897.000







Proposal 3(d). To amend the Fund's investment restriction on underwriting.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund	854,565.350 		6,869.104 		3,903.000 		168,939.000

Aggressive Growth Stock Fund	6,157,583.761 		11,756.365 		9,260.369 		818,997.00

International Equity Fund	7,782,355.010 		7,421.883 		9,733.238 		412,162.000

Index 400 Stock Fund		6,073,726.696 		35,477.729 		6,654.208 		1,281,711.000

Growth Stock Fund		4,642,090.603 		9,646.860 		6,306.354 		598,262.000

Large Cap Core Stock Fund	7,832,557.629 		3,829.830 		8,039.657 		393,785.000

Index 500 Stock Fund		4,122,684.633 		34,699.710 		74,624.602 		824,687.000

Asset Allocation Fund		4,511,803.659 		40,413.608 		35,054.931 		699,872.000

High Yield Bond Fund		9,806,100.669 		37,591.712 		5,455.000 		1,379,209.000

Municipal Bond Fund		8,431,416.461 		21,597.344 		22,131.000 		1,307,106.000

Select Bond Fund		6,625,974.529 		10,380.308 		54,905.458 		2,274,897.000








Proposal 3(e). To amend the Fund's investment restriction on commodities.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund	849,728.123 		11,783.331 		3,826.000 		168,939.000

Aggressive Growth Stock Fund	6,158,538.128 		12,077.998 		7,984.369 		818,997.00

International Equity Fund	7,782,357.354 		7,419.539 		9,733.238 		412,162.000

Index 400 Stock Fund		6,063,263.788 		45,940.637 		6,654.208 		1,281,711.000

Growth Stock Fund		4,639,019.271 		13,306.192 		5,718.354 		598,262.000

Large Cap Core Stock Fund	7,832,602.558 		3,784.901 		8,039.657 		393,785.000

Index 500 Stock Fund		4,125,507.016 		32,190.327 		74,311.602 		824,687.000

Asset Allocation Fund		4,508,449.715 		44,434.844 		34,387.639 		699,872.000

High Yield Bond Fund		9,790,340.965 		53,351.416 		5,455.000 		1,379,209.000

Municipal Bond Fund		8,427,572.461 		25,683.344 		21,889.000 		1,307,106.000

Select Bond Fund		6,612,182.198 		24,172.639 		54,905.458 		2,274,897.000








Proposal 4. To classify the Fund as non-diversified and eliminate the diversification restriction as fundamental.


				YES			NO			ABSTAIN			BROKER NON-VOTES
Index 400 Stock Fund		6,073,628.923 		35,357.637 		6,872.073 		1,281,711.000

Index 500 Stock Fund		4,117,985.053 		42,562.040 		71,461.852 		824,687.000









Proposal 5(a). To eliminate the following investment restrictions:

diversification.

				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund	852,487.752 		9,007.702 		3,842.000 		168,939.000

Aggressive Growth Stock Fund	6,156,394.104 		14,606.668 		7,599.723 		818,997.00

International Equity Fund	7,782,064.616 		7,677.277 		9,768.238 		412,162.000

Growth Stock Fund		4,640,898.558 		12,149.356 		4,995.903 		598,262.000

Large Cap Core Stock Fund	7,831,221.053 		12,402.954 		803.109 		393,785.000

Asset Allocation Fund		4,506,913.829 		45,120.330 		35,238.039 		699,872.000

High Yield Bond Fund		9,806,337.510 		37,236.922 		5,572.949 		1,379,209.000

Municipal Bond Fund		8,440,476.322 		21,953.483 		12,715.000 		1,307,106.000

Select Bond Fund		6,625,517.935 		13,491.033 		52,251.327 		2,274,897.000









Proposal 5(b). To eliminate the following investment restrictions: limiting the percentage of securities of any one issuer that may be acquired.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund	852,110.752 		9,083.702 		4,143.000 		168,939.000

Aggressive Growth Stock Fund	6,154,539.742 		16,461.030 		7,599.723 		818,997.00

International Equity Fund	7,781,403.974 		8,372.919 		9,733.238 		412,162.000

Index 400 Stock Fund		6,066,496.788 		41,584.637 		7,777.208 		1,281,711.000

Growth Stock Fund		4,639,859.738 		13,188.176 		4,995.903 		598,262.000

Large Cap Core Stock Fund	7,829,386.391 		12,987.616 		2,053.109 		393,785.000

Index 500 Stock Fund		4,115,181.431 		42,054.867 		74,772.647 		824,687.000

Asset Allocation Fund		4,503,987.829 		48,046.330 		35,238.039 		699,872.000

High Yield Bond Fund		9,790,144.510 		53,429.922 		5,572.949 		1,379,209.000

Municipal Bond Fund		8,431,061.322 		31,368.483 		12,715.000 		1,307,106.000

Select Bond Fund		6,620,752.800 		17,886.168 		52,621.327 		2,274,897.000








Proposal 5(c). To eliminate the following investment restrictions:
short sales.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund   	852,110.190		9,100.264		4,127.000		168,939

Aggressive Growth Stock Fund  	6,152,646.058		17,581.083  	 	 8,373.354		818,997

International Equity Fund	7,781,304.354		8,472.539   	 	 9,733.238		412,162

Index 400 Stock Fund		6,072,671.788		35,409.637		7,777.208		1,281,711

Growth Stock Fund		4,636,728.579		16,319.335		4,995.903		598,262

Large Cap Core Stock Fund	7,829,652.391		12,987.616		1,787.109		393,785

Index 500 Stock Fund		4,106,769.828		50,321.470		74,917.647		824,687

Asset Allocation Fund		4,504,583.725		47,407.434		35,281.039		699,872

High Yield Bond Fund	      	9,806,543.510		37,030.922		5,572.949		1,379,209

Municipal Bond Fund		8,430,934.322		31,495.483		12,715.000		1,307,106

Select Bond Fund	      	6,624,241.470		14,397.498		52,621.327		2,274,897








Proposal 5(d). To eliminate the following investment restrictions: margin purchases.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund	847,371.700 		13,838.754 		4,127.000 		168,939.000

Aggressive Growth Stock Fund	6,152,069.322 		18,931.450 		7,599.723 		818,997.00

International Equity Fund	7,781,403.974 		8,372.919 		9,733.238 		412,162.000

Index 400 Stock Fund		6,067,988.696 		40,092.729 		7,777.208 		1,281,711.000

Growth Stock Fund		4,632,739.868 		20,308.046 		4,995.903 		598,262.000

Large Cap Core Stock Fund	7,829,535.043 		13,104.964 		1,787.109 		393,785.000

Index 500 Stock Fund		4,108,634.431 		47,672.867 		75,701.647 		824,687.000

Asset Allocation Fund		4,497,830.829 		54,203.330 		35,238.039 		699,872.000

High Yield Bond Fund		9,795,496.214 		48,078.218 		5,572.949 		1,379,209.000

Municipal Bond Fund		8,425,087.322 		37,342.483 		12,715.000 		1,307,106.000

Select Bond Fund		6,606,355.156 		32,283.812 		52,621.327 		2,274,897.000







Proposal 5(e). To eliminate the following investment restrictions: loans for non-business purposes or to unseasoned issuers.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund	847,371.700 		13,838.754 		4,127.000 		168,939.000

Aggressive Growth Stock Fund	6,152,507.742 		18,493.030 		7,599.723 		818,997.00

International Equity Fund	7,780,824.974 		8,951.919 		9,733.238 		412,162.000

Index 400 Stock Fund		6,055,671.945 		52,120.480 		8,066.208 		1,281,711.000

Growth Stock Fund		4,629,247.114 		23,800.800 		4,995.903 		598,262.000

Large Cap Core Stock Fund	7,829,019.502 		13,620.505 		1,787.109 		393,785.000

Index 500 Stock Fund		4,101,282.628 		53,164.670 		77,561.647 		824,687.000

Asset Allocation Fund		4,492,735.361 		59,255.798 		35,281.039 		699,872.000

High Yield Bond Fund		9,785,554.131 		58,020.301 		5,572.949 		1,379,209.000

Municipal Bond Fund		8,421,356.322 		41,315.483 		12,473.000 		1,307,106.000

Select Bond Fund		6,604,336.156 		34,766.812 		52,157.327 		2,274,897.000








Proposal 5(f). To eliminate the following investment restrictions: investment in other investment companies.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund	854,685.700 		6,524.754 		4,127.000 		168,939.000

Aggressive Growth Stock Fund	6,154,524.104 		16,476.668 		7,599.723 		818,997.00

International Equity Fund	7,782,099.616		7,677.277		9,733.238		412,162.000

Index 400 Stock Fund		6,069,774.258 		38,141.857 		7,942.518 		1,281,711.000

Growth Stock Fund		4,638,088.127 		14,959.787 		4,995.903 		598,262.000

Large Cap Core Stock Fund	7,832,631.705 		10,008.302 		1,787.109 		393,785

Index 500 Stock Fund		4,112,596.109 		44,024.189 		75,388.647 		824,687.000

Asset Allocation Fund		4,506,119.829 		45,914.330 		35,238.039 		699,872.000

High Yield Bond Fund		9,802,571.214 		41,003.218 		5,572.949 		1,379,209.000

Municipal Bond Fund		8,428,932.322 		33,497.483 		12,715.000 		1,307,106.000

Select Bond Fund		6,625,592.470 		13,510.498 		52,157.327 		2,274,897.000








Proposal 5(g). To eliminate the following investment restrictions: regarding liquidity.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund	852,524.700 		8,685.754 		4,127.000 		168,939.000

Aggressive Growth Stock Fund	6,158,492.104 		12,508.668 		7,599.723 		818,997.00

International Equity Fund	7,782,321.616 		7,455.277 		9,733.238 		412,162.000

Index 400 Stock Fund		6,072,347.696 		35,279.419 		8,231.518 		1,281,711.000

Growth Stock Fund		4,639,745.688 		13,302.226 		4,995.903 		598,262.000

Large Cap Core Stock Fund	7,830,119.705 		12,520.302 		1,787.109 		393,785.000

Index 500 Stock Fund		4,113,866.958 		40,513.340 		77,628.647 		824,687.000

Asset Allocation Fund		4,508,132.829 		48,809.330 		30,330.039 		699,872.000

High Yield Bond Fund		9,808,356.214 		35,218.218 		5,572.949 		1,379,209.000

Municipal Bond Fund		8,431,135.322 		21,878.483 		22,131.000 		1,307,106.000

Select Bond Fund		6,627,691.470 		11,411.498 		52,157.327 		2,274,897.000








Proposal 5(h). To eliminate the following investment restrictions: investing for control or influence.


				YES			NO			ABSTAIN			BROKER NON-VOTES

Small Cap Growth Stock Fund	854,406.752 		6,803.702 		4,127.000 		168,939.000

Aggressive Growth Stock Fund	6,154,576.422 		16,424.350 		7,599.723 		818,997.00

International Equity Fund	7,782,063.616 		7,713.277 		9,733.238 		412,162.000

Index 400 Stock Fund		6,067,949.037 		39,678.078 		8,231.518 		1,281,711.000

Growth Stock Fund		4,635,791.691 		17,350.223 		4,901.903 		598,262.000

Large Cap Core Stock Fund	7,832,749.053 		9,890.954 		1,787.109 		393,785.000

Index 500 Stock Fund		4,111,686.546 		42,447.752 		77,874.647 		824,687.000

Asset Allocation Fund		4,510,900.956 		46,175.203 		30,196.039 		699,872.000

High Yield Bond Fund		9,786,811.510 		56,762.922 		5,572.949 		1,379,209.000

Municipal Bond Fund		8,425,126.322 		37,303.483 		12,715.000 		1,307,106.000

Select Bond Fund		6,619,448.265 		19,654.703 		52,157.327 		2,274,897.000